Exhibit 99.1

Apr 29, 2026

PayPal Announces Strategic Reorganization to Accelerate Growth

SAN JOSE, Calif., April 29, 2026 /PRNewswire/ -- PayPal Holdings, Inc. (NASDAQ: PYPL) today announced a strategic reorganization of its business and executive leadership team to accelerate execution of its long-term growth priorities, streamline decision-making, and drive innovation. As part of the reorganization, PayPal will transition to a simplified three-business operating model: Checkout Solutions & PayPal, Consumer Financial Services & Venmo, and Payment Services & Crypto.

The company also announced several leadership appointments:

•	Frank Keller appointed President, Checkout Solutions & PayPal

•	Alexis Sowa appointed interim lead, Consumer Financial Services & Venmo

•	Jeff Pomeroy appointed interim lead, Payment Services & Crypto

•	Antonio Lucio joins PayPal as Chief Marketing & Corporate Affairs Officer

•	Anshu Bhardwaj appointed Chief AI Transformation & Simplification Officer

“To accelerate growth and unlock our full potential, we need to recommit to our fundamentals—getting much closer to the consumer, aligning the company around three strong businesses, simplifying how we work, sharpening accountability, and prioritizing operational excellence,” said Enrique Lores, President and CEO, PayPal. “By aligning our structure with our strategy in this simplified approach, we will be better equipped to drive sustainable growth and value creation for PayPal, our customers, and our shareholders.”

The Checkout Solutions & PayPal business will bring together the company’s consumer and merchant ecosystems under a unified strategy. Consumer Financial Services & Venmo will build on Venmo’s strong momentum and expand it into a broader consumer financial services platform. The Payment Services & Crypto division will unify the company’s processing and platform capabilities – including Braintree, SMB processing, value-added services, and crypto (including PYUSD) – into a single, scalable offering for merchants.

Diego Scotti, who served as EVP and General Manager, Consumer Group, is leaving PayPal to begin his next chapter. During his tenure, Scotti drove the acceleration of Venmo’s growth and monetization and led the launch of new products and businesses, including PayPal Everywhere, PayPal+, and PayPal Ads. Michelle Gill, who served as EVP and General Manager, Small Business & Financial Services Group, will also depart PayPal. Gill strengthened the company’s capabilities in small business, financial services, and agentic commerce by simplifying how small businesses transact across channels, expanding flexible payment options like buy now, pay later, and establishing the company’s foundation in AI-driven payment experiences.

The company will provide additional details on the new operating model during its earnings call on May 5.

About PayPal

Creating innovative experiences that make moving money, selling, and shopping simple, personalized, and secure, PayPal empowers consumers and businesses in approximately 200 markets to join and thrive in the global economy. For more information, visit https://www.paypal.com, https://about.pypl.com/, and https://investor.pypl.com/.

Forward-Looking Statements

This announcement contains “forward-looking” statements within the meaning of applicable securities laws relating to, among other things, the Company’s plans with respect to its business structure and operating model, and the anticipated benefits. Forward looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue,” “strategy,” “future,” “opportunity,” “plan,” “project,” “forecast,” and other similar expressions. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from the statements made, and, accordingly, readers should not place undue reliance on forward-looking statements and information.

More information about these and other factors that could adversely affect PayPal’s results of operations, financial condition and prospects or that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in PayPal Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (the “SEC”), and its future filings with the SEC. The forward-looking statements contained in this announcement speak only as of the date hereof. PayPal expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

Investor Relations Contact:

investorrelations@paypal.com

Media Relations Contact:

mediarelations@paypal.com